38362 11/97

PROSPECTUS SUPPLEMENT
dated November 18, 1997 to:

                  PUTNAM EMERGING MARKETS FUND
                Prospectus dated October 30, 1997
                    PUTNAM GLOBAL GROWTH FUND
              Prospectuses dated February 28, 1997

Effective November 10, 1997, the following text is added to the section of the prospectus entitled "Other investment practices":

Swaps Agreement

The fund may enter into other types of "over-the-counter" transactions with broker-dealers or other financial institutions, in which its investment return will depend on the change in value of a specified security or index. The Fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the fund approximately the same return as it would have realized if it had owned the security or index directly.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same times, or at the same prices, as if it had purchased comparable publicly traded securities.